                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Company Contact:                              Contact:
Gary J. Dailey                                Gene Marbach
Chief Financial Officer                       Investor Relations
Everlast Worldwide Inc.                       Makovsky & Company Inc.
212-239-0990                                  212-508-9600

         EVERLAST WORLDWIDE INC. REPORTS RECORD FIRST QUARTER REVENUES

   ACCELERATED NET REVENUE GROWTH OF 23% TO $12.2 MILLION REFLECTS SUCCESS OF
     MANAGEMENT'S STRATEGY FOR INCREASED MARKETING AND PROMOTIONAL EFFORTS

       COMPANY REPORTS ADJUSTED EBITDA OF $1.1 MILLION AND ADJUSTED EPS OF
                $0.02 PER BASIC SHARE FROM CONTINUING OPERATIONS

     NEW YORK,  New York,  May 05, 2005 - Everlast(R)  Worldwide  Inc.  (Nasdaq:
EVST),  manufacturer,  marketer and licensor of sporting goods and apparel under the Everlast brand name,  today reported  record net revenues for its continuing operations  of $12.2  million for its fiscal 2005 first  quarter ended March 31,
2005, representing an increase of 23% compared with net revenues of $9.9 million in the prior year  period.  Net sales from  continuing  apparel  operations  and sporting goods  increased 16% to $9.1 million  compared with $7.9 million in the first  quarter of fiscal  2004.  Net  licensing  revenues  advanced  49% to $3.1 million compared with $2.1 million in the prior period.

     For the first quarter the Company's  gross margin was 38.3%,  compared with
41.7% in the first  quarter  a year  ago;  the lower  gross  profit  margin  was primarily  due to a change in  product  mix.  Selling  and  shipping  costs as a percentage of net revenues  increased  1.0% to 17.8% of net revenues  reflecting increased  marketing and selling programs associated and in conjunction with The
Contender  reality  television  drama  which  premiered  in  March  2005.  These marketing and selling efforts enabled  Everlast to obtain new product  placement in JC Penney's and May Department  Stores, as well as expanded product placement in Kohl's and Modells. In addition,  during the quarter,  the Company incurred a non-cash  charge in  connection  with the  issuance  of  warrants  to  Contender
Partners  LLC  aggregating  approximately  $182,000.  In spite of the  increased operating  expense  ratio and lower gross  margins,  and  excluding the non-cash

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costs for the  issuance  of the  warrants,  the  Company  achieved  income  from operations  of $.7 million,  which is $.1 million  higher than the prior period.
EBITDA for the first  quarter of this year was $1.1  million as compared to $1.0 million  in  the  prior  period,  before  the  income  from  operations  of  the discontinued  women's apparel component.  Adjusted basic earnings per share from continuing  operations  (excluding  the net  affect  from the  non-cash  warrant issuance)  was $0.02 in the first quarter of fiscal 2005, as compared with $ nil basic earnings per share from continuing operations in the prior period.

     "Our increased  marketing and promotion  costs this quarter,  combined with other selling efforts, enabled us to achieve record first quarter revenues, both in licensing and from continuing  apparel sales. The brand building  strategy we have  employed  demonstrates  that the Everlast  brand has  universal  appeal as evidenced by our new product  placement in May Department Stores and the signing
of  fifteen  licenses  since  the  beginning  of  2005,   twelve  of  which  are
international,  including expansion in Asia and Europe," said George Q Horowitz,
Chairman and Chief Executive of Everlast Worldwide Inc.

     Mr. Horowitz concluded, "While the combination of product mix and increased promotion  costs  impacted gross and operating  margins during the quarter,  the
Company  achieved  EBITDA of $1.1  million  and basic  earnings  per share  from continuing  operations of $0.02 per share this quarter.  Moreover,  we expect to improve  our  gross  profit  margins  during  the  remainder  of 2005  through a combination  of reduced  product costs along with the  achievement of additional operational efficiencies. After reporting very solid first quarter 2005 results,
I am  optimistic  about the remainder of 2005. I expect our revenues to continue to grow as our Company  remains  focused on  developing  new  merchandising  and marketing strategies to further increase brand awareness."

ABOUT EVERLAST WORLDWIDE INC.
     Everlast Worldwide Inc.  manufactures,  markets and licenses sporting goods and apparel  products  under the Everlast brand name.  Since 1910,  Everlast has been the preeminent  brand in the world of boxing and is among the most dominant brands in the overall  sporting goods and apparel  industries.  Over the past 90 years, Everlast products have become the "Choice of Champions(TM)",  having been used for training and  professional  fights by many of the biggest  names in the sport.  Everlast is the market  leader in nearly all of its product  categories,

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responsible for leading eight of the top ten boxing equipment products in sales.
Through its apparel  division,  Everlast  men's active wear products are sold to over 20,000 retail locations throughout the United States and Canada,  including a variety of department stores,  specialty stores, catalog operations and better mass  merchandisers.  In addition to producing  and  marketing the equipment and accessories,  Everlast  Worldwide Inc.  licenses its brand to providers of men's and women's  sportswear and active wear,  children's  wear,  footwear,  watches,
cardiovascular  exercise  equipment,   nutritional  foods  and  supplements  and
gym/duffel  bags,  to name a few  categories.  At the retail  level,  Everlast's licensed products generate over $700 million in revenues. The company's Web site can be found at HTTP://WWW.EVERLAST.COM.

     Statements  made in this Press Release that are estimates of past or future performance are based on a number of factors,  some of which are outside of the Company's control. Statements made in this Press Release that state the intentions,  beliefs,  expectations  or predictions of Everlast  Worldwide,
     Inc. and its management for the future are forward-looking  statements.  It is important to note that actual results could differ materially from those
     projected  in  such  forward-looking  statements.   Information  concerning
     factors that could cause actual results to differ  materially from those in forward-looking  statements  is  contained  from time to time in filings of
     Everlast Worldwide with the U.S. Securities and Exchange Commission. Copies of these  filings may be obtained by contacting  Everlast  Worldwide or the
     SEC

                                      # # #

                                 (Tables Follow)

                                                                 EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                          Three Months Ended
                                                                                March 31,
                                                                 ------------------------------------

                                                                         2005                  2004
                                                                         ----                  ----
                                                                     (Unaudited)           (Unaudited)

Net sales                                                           $ 9,121,000            $7,864,000
Net license revenues                                                  3,100,000             2,076,000
                                                                 ---------------        --------------
Net revenues                                                         12,221,000             9,940,000
                                                                 ---------------        --------------

Cost of goods sold                                                    7,538,000             5,796,000
                                                                 ---------------        --------------

Gross profit                                                          4,683,000             4,144,000

Operating expenses:
    Selling and shipping                                              2,173,000             1,683,000
    Costs in connection with warrant issuance                           182,000                     -
    General and administrative                                        1,596,000             1,658,000
    Amortization                                                        228,000               228,000
                                                                 ---------------        --------------
                                                                      4,179,000             3,569,000
                                                                 ---------------        --------------

Income from continuing operations                                       504,000              575,0000
                                                                 ---------------        --------------

Other income (expense):
  Interest expense and financing costs                                 (554,000)             (315,000)
  Interest expense on redeemable
    participating preferred stock                                              -             (150,000)
  Investment income                                                       6,000                 4,000
                                                                 ---------------        --------------
                                                                       (548,000)             (461,000)
                                                                 ---------------        --------------

Income (loss) before provision (benefit) for income
  taxes from continuing operations                                      (44,000)              114,000

Provision (benefit) for income taxes                                    (23,000)              128,000
                                                                 ---------------        --------------

Net loss from continuing operations                                    ($21,000)             ($14,000)

Income (loss) from discontinued component, net of tax                   (72,000)              202,000
                                                                 ---------------        --------------

Net income (loss) available to common
 stockholders                                                          ($93,000)             $188,000
                                                                 ===============        ==============

Basic earnings (loss) per share from continuing operations               ($0.01)               ($0.00)
                                                                 ===============        ==============
Diluted earnings (loss) per share from continuing operations             ($0.01)               ($0.00)
                                                                 ===============        ==============
Basic income per share from discontinued component                       ($0.02)                $0.06
                                                                 ===============        ==============
Diluted income per share from discontinued component                     ($0.02)                $0.04
                                                                 ===============        ==============
Net basic earnings (loss) per share                                      ($0.03)                $0.06
                                                                 ===============        ==============
Net diluted earnings (loss) per share                                    ($0.03)                $0.04
                                                                 ===============        ==============
Supplementary Information:
EBITDA (Earnings before interest, taxes,                             $1,059,000            $1,419,000
   depreciation and amortization)
                                                                 ===============        ==============

                                              EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                                    CONSOLIDATED BALANCE SHEETS

                                                                                   MARCH 31,            DECEMBER 31,
                                                                                     2005                  2004
                                                                               ----------------      -----------------
ASSETS

Current assets:
  Cash and cash equivalents                                                         $   201,000       $        649,000
  Accounts receivable - net                                                           7,016,000              9,781,000
  Inventories                                                                        10,551,000             11,762,000
  Inventories of discontinued component                                                       -              1,020,000
  Prepaid expenses and other current assets                                           1,699,000                921,000
                                                                               -----------------      ----------------
       Total current assets                                                          19,467,000             24,133,000

 Property and equipment, net                                                          6,101,000              6,182,000
 Goodwill                                                                             6,718,000              6,718,000
 Trademarks, net                                                                     23,348,000             23,576,000
 Restricted cash                                                                      1,034,000              1,028,000
 Other assets                                                                         3,078,000              3,119,000
                                                                               ------------------     -----------------
                                                                                   $ 59,746,000       $     64,756,000
                                                                               ==================     =================

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable                                        $  3,000,000       $      3,000,000
  participating preferred stock
  Due to factor                                                                       7,986,000             11,316,000
  Accounts payable                                                                    3,632,000              6,530,000
  Current maturities of long term debt                                                  234,000                249,000
  Deferred licensing revenues                                                         1,525,000                      -
  Accrued expenses and other liabilities                                                675,000              1,062,000
                                                                               -----------------      -----------------
       Total current liabilities                                                     17,052,000             22,157,000

  License deposits payable                                                              445,000                440,000
  Series A redeemable participating preferred stock                                  22,000,000             22,000,000
  Notes payable                                                                       4,000,000              4,000,000
  Other liabilities                                                                           -                190,000
  Long term debt, net of current maturities                                           2,609,000              2,643,000
                                                                               -----------------      -----------------
Total liabilities                                                                    46,106,000             51,430,000
                                                                               -----------------      -----------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,159,359 and  3,008,436 outstanding                                       8,000                  7,000
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                                      1,000                  1,000
Paid-in capital                                                                      12,226,000             11,821,000
Retained earnings                                                                     2,132,000              2,224,000
                                                                               -----------------      -----------------
                                                                                     14,367,000             14,053,000
  Less treasury stock                                                                  (727,000)              (727,000)
                                                                               -----------------      -----------------
       Total stockholders' equity                                                    13,640,000             13,326,000
                                                                               -----------------      -----------------
                                                                                   $ 59,746,000       $     64,756,000
                                                                               =================      =================